--------------------------------------------------------------------------------

                               UC INVESTMENT TRUST

                               UC INVESTMENT FUND

                                  ANNUAL REPORT
                                  May 31, 1999

     INVESTMENT ADVISER                                   ADMINISTRATOR
     ------------------                                   -------------
UNITED INVESTMENT CORPORATION                    COUNTRYWIDE FUND SERVICES, INC.
        P.O. Box 1280                                     P.O. Box 5354
     1005 Glenway Avenue                           Cincinnati, Ohio 45201-5354
Bristol, Virginia 24203-1280                             1.877.823.8637

--------------------------------------------------------------------------------

                 LETTER TO SHAREHOLDERS - THE UC INVESTMENT FUND

The UC Investment Fund (the Fund) closed its fiscal year on May 31, 1999. Launched June 29, 1998, the Fund grew to a market valuation of $33.3 million with 263 shareholders and a net asset value of $10.53 on May 31, 1999. We are very gratified by your confidence as evidenced by the volume of Fund shares purchased.

The enclosed report covers the period of inception of the Fund to May 31, 1999. The Fund continued its trend of growth from the first half of its fiscal year. Significant developments during the period included:

o Net Asset Value --- the Fund opened with a NAV of $10 per share on June 29, 1998, and on May 31, 1999, the NAV was $10.53. As of this writing, the NAV is $11.34.
o Distributions --- the Fund distributed capital gains and income dividends totaling $.0588 per share on December 31, 1998.
o Continued asset growth --- the net assets of the Fund have increased from $26.6 million on November 30, 1998 to $33.3 million on May 31, 1999. As of this writing, the net assets in the Fund are in excess of $35.7 million.

The Fund was launched in the midst of a very paradoxical and rather turbulent year for investors. While the Fund did underperform both its peer group, as measured by the Lipper Growth and Income Funds, and the S&P 500 Index, we feel that for the longer term the Fund is well-positioned. Since inception, the total return of the Fund was 5.89% versus 15.83% for the S&P 500 Index.

OUR INVESTMENT APPROACH AND MANAGEMENT PHILOSOPHY
-------------------------------------------------

We would like to take a moment to tell you about our changes in investment strategy. There are no changes. We created the Fund as a strong financial option for long-term investors. News headlines are filled with stories of individuals who have made phenomenal rates of returns. What those headlines do not highlight are the people who lost millions speculating. Our philosophy is based on a strategy built upon research and a long-term perspective.

We believe that domestic equity investments still provide the greatest potential for substantial and superior returns over the long term. Our fundamental approach, which might be termed "value investing", is to give very careful attention to the analysis and selection of companies which meet a set of highly selective criteria. We do not, as a matter of policy, engage in short-term trading but, rather, seek to retain investment positions in companies which possess the qualities necessary to grow earnings, profitability and cash flow over the business cycle and, especially, over the long term. We constantly review the changing forces in the national and international economic scene as well as developments in a given industry or sector of the economy in order to anticipate the possible impact on our holdings.

Stock selection is critical for successful investment return and the approach of the UC Investment Fund professionals involves the following key elements:

o Finding companies that may be out of favor, but offer strong, above average turnaround prospects.
o    Identifying companies with promising new products, processes or services.
o Targeting companies with a strong franchise, producing dominant market share and pricing power.
o    Adding selectively to portfolio holdings on a stock-by-stock basis.

The companies selected may aggregate into certain sectors, which may also be identified as dynamic in terms of overall growth potential. We seek to use a top-down investment analysis to identify trends, which may develop into longer-term themes providing new investment opportunities.

SOME FAVORITES
--------------

Our top-down investment analysis has provided an investment direction that has lead us to overweigh three sectors in the UC Investment Fund portfolio. The largest sector weighting is financial services. As our population ages, the financial services industry will benefit from a growing emphasis on retirement savings and wealth management. The industry's focus on returns, active capital management and continued consolidation should provide a catalyst for long-term returns.

Demographics and our aging population also drive our investment in pharmaceutical and health care companies. The pharmaceutical industry will benefit from the demographic trends affecting the United States. In addition, health care companies are committing significant resources to drug research and development. It seems the industry is on the verge of some major breakthroughs relating to treatments/cures.

The United States economy has benefited greatly from the use and evolution of technology. We think significant long-term growth will continue to be recognized by owning technology companies, as both the public and private sectors benefit from technological efficiencies in the office and home.

Three of the largest holdings of the UC Investment Fund are Citigroup, King Pharmaceuticals and Lucent Technologies. Each of these companies fits into one of our three largest sector holdings. Citigroup, as a large multi-line financial services provider, is well positioned to take advantage of the demographic opportunity driving savings and wealth management. King Pharmaceuticals, a public company based in Bristol, Virginia, is employing a growth strategy that takes advantage of niche opportunities created by cost containment initiatives and consolidation among large global pharmaceutical companies. Lucent Technologies is a company that fits our theme of technology evolution as one of the world's leading designers, developers and manufacturers of communication systems, software and products. We think the creativity and capability of Lucent positions it to be a long-term growth story.

Our task is to know what each company is worth; to have patience to wait; and to have the discipline to act.

PATIENCE WILL PREVAIL
---------------------

As long-term value investors, we are dependent on market conditions such as these to invest new flows of capital. On the other hand, lower valuations can lead to short-term underperformance. Such was clearly the case during the past year as the Fund's performance lagged that of the S&P 500.

Three large positions in the portfolio that underperformed for the period include First Union, Compaq Computer and Clayton Homes. While these companies underperformed, we think the long-term prospects for each are good.

First Union has been plagued by integration problems related to its Corestates Financial acquisition. However, management is focused on the use of technology to reduce expenses and drive revenue growth. This strategy will reduce reliance on the traditional bank branch which will also reduce operating costs.

Compaq Computer was also negatively impacted by an acquisition. Difficulty in integrating the acquisition of Digital Equipment and the intense competition offered by competitors with alternative delivery strategies caused Compaq's stock price to suffer for the period. Compaq, the largest seller of personal computers in the world, is aggressively moving to address the problems with the board of directors taking an active role.

Sometimes the market appears to mis-price a company. Such is the case, we think, with Clayton Homes. Clayton has had a phenomenal earnings record since going public in June 1983. Net income has increased 29 percent since the initial public offering, while revenues have risen at an annual compound rate of 20 percent. Earnings per share have grown 23 percent annually. The first quarter of 1999 marked the company's 49th consecutive record quarter. We think the company's fair value provides good upside from current levels, and that the market has penalized Clayton for problems that its peers have encountered, but which Clayton management has avoided.

Though patience will be required, we remain confident in the underlying value of these businesses.

IN CLOSING
----------

We have repeatedly cautioned about having a short-term time horizon. Our investment perspective is decidedly long-term. It's important to keep in mind that stocks are not just certificates with fancy engraving (an increasing rarity today), but a claim on the earnings and assets of a dynamic company. We view ourselves as partial owners of businesses, not paper traders.

The economy remains on sound footing. Although a slowdown in the expansion's pace can be expected, there are opportunities in well-run companies positioned to move into the next century. There are companies we consider promising; some poised to benefit from the explosion in information processing and telecommunications; many with widening profit margins; others that will benefit from demographic changes; and still more offering a "safe harbor" in the event of an economic downturn.

We should be reminded of the merits of staying the course during volatility, and avoiding the pitfalls of trying to time the market. Rather than speculating about interest rates, investors would do well to focus on company fundamentals. Strong, well-positioned firms will be able to weather short-term fluctuation and provide the greatest long-term value.

Amid global turmoil and high market volatility, we have maintained our conservative investment approach, focusing on quality companies with attractive valuations, identifiable catalysts, earnings visibility and revenues predominantly derived from developed economies. Although some of these companies have not performed in the short term, we believe that for the long term, we have quality companies that should outperform the markets.

Our strength is not how much is being invested with us - it is how well our strategy is working. Your Fund's trustees, managers, officers and employees have committed substantial investment dollars to the Fund and are shareholders with you. The only way we can be successful is if you are successful. Thank you for investing with us.

Faithfully yours,


Lois A. Clarke
President

--------------------------------------------------------------------------------
  Comparison of the Change in Value since June 29, 1998 of a $10,000 Investment in the UC Investment Fund and the Standard & Poor's 500 Index

[GRAPHIC OMITTED]

                                             5/31/99
                                             -------
UC Investment Fund                           $10,589
S&P 500 Index                                $11,583

                         ------------------------------
                               UC Investment Fund
                                  Total Return

                         Since Inception*        10.59%
                         ------------------------------

           Past performance is not predictive of future performance.

            *Initial public offering of shares was June 29, 1998.

UC INVESTMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999
================================================================================
ASSETS
Investment securities:
    At acquisition cost ........................................    $ 30,391,523
                                                                    ============
    At market value (Note 1) ...................................    $ 32,350,731
Dividends receivable ...........................................          56,019
Receivable for securities sold .................................       3,035,050
Receivable for securities sold short ...........................          84,375
Receivable for capital shares sold .............................           1,700
Organization costs, net (Note 1) ...............................          69,048
Other assets ...................................................           6,182
                                                                    ------------
    TOTAL ASSETS ...............................................      35,603,105
                                                                    ------------
LIABILITIES
Payable for securities purchased ...............................       2,181,818
Securities sold short (proceeds $84,375) .......................          89,375
Payable to Adviser (Note 3) ....................................          38,965
Payable to Administrator (Note 3) ..............................           7,500
Other accrued expenses and liabilities .........................          17,478
                                                                    ------------
    TOTAL LIABILITIES ..........................................       2,335,136
                                                                    ------------

NET ASSETS .....................................................    $ 33,267,969
                                                                    ============
Net assets consist of:
Paid-in capital ................................................    $ 31,225,278
Undistributed net investment income ............................          77,984
Accumulated net realized gains from security transactions ......          10,499
Net unrealized appreciation on investments .....................       1,954,208
                                                                    ------------
Net assets .....................................................    $ 33,267,969
                                                                    ============
Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value) .................       3,160,538
                                                                    ============
Net asset value, offering price and
    redemption price per share (Note 1) ........................    $      10.53
                                                                    ============

See accompanying notes to financial statements.

UC INVESTMENT FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MAY 31, 1999 (A)
================================================================================
INVESTMENT INCOME
    Dividends ..................................................    $    595,846
                                                                    ------------
EXPENSES
    Investment advisory fees (Note 3) ..........................         241,912
    Administration fees (Note 3) ...............................          35,638
    Distribution expenses (Note 3) .............................          24,370
    Accounting services fees (Note 3) ..........................          22,000
    Trustees' fees and expenses ................................          18,169
    Registration fees ..........................................          17,697
    Transfer agent fees (Note 3) ...............................          16,500
    Insurance expense ..........................................          16,200
    Amortization of organization costs (Note 1) ................          15,501
    Professional fees ..........................................          14,600
    Custodian fees .............................................           9,192
    Postage and supplies .......................................           6,445
    Other expenses .............................................           1,182
                                                                    ------------
         TOTAL EXPENSES ........................................         439,406
                                                                    ------------

NET INVESTMENT INCOME ..........................................         156,440
                                                                    ------------
REALIZED AND UNREALIZED GAINS ON
    INVESTMENTS
    Net realized gains from security transactions ..............          91,119
    Net change in unrealized appreciation/
       depreciation on investments .............................       1,954,208
                                                                    ------------
NET REALIZED AND UNREALIZED
    GAINS ON INVESTMENTS .......................................       2,045,327
                                                                    ------------
NET INCREASE IN NET ASSETS FROM
    OPERATIONS .................................................    $  2,201,767
                                                                    ============

(a) Represents the period from the initial public offering of shares (June 29, 1998) through May 31, 1999.

See accompanying notes to financial statements.

UC INVESTMENT FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED MAY 31, 1999 (a)
================================================================================
FROM OPERATIONS:
    Net investment income ....................................     $    156,440
    Net realized gains from security transactions ............           91,119
    Net change in unrealized appreciation/depreciation
       on investments ........................................        1,954,208
                                                                   ------------
Net increase in net assets from operations ...................        2,201,767
                                                                   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ...............................          (78,456)
    From net realized gains from security transactions .......          (80,620)
                                                                   ------------
Decrease in net assets from distributions to shareholders ....         (159,076)
                                                                   ------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold ................................       33,333,524
    Net asset value of shares issued in reinvestment of
       distributions to shareholders .........................          152,387
    Payments for shares redeemed .............................       (2,360,633)
                                                                   ------------
Net increase in net assets from capital share transactions ...       31,125,278
                                                                   ------------

TOTAL INCREASE IN NET ASSETS .................................       33,167,969

NET ASSETS:
    Beginning of period (Note 1) .............................          100,000
                                                                   ------------
    End of period ............................................     $ 33,267,969
                                                                   ============

UNDISTRIBUTED NET INVESTMENT INCOME ..........................     $     77,984
                                                                   ============
CAPITAL SHARE ACTIVITY:
    Shares sold ..............................................        3,363,134
    Shares reinvested ........................................           14,499
    Shares redeemed ..........................................         (227,095)
                                                                   ------------
    Net increase in shares outstanding .......................        3,150,538
    Shares outstanding, beginning of period (Note 1) .........           10,000
                                                                   ------------
    Shares outstanding, end of period ........................        3,160,538
                                                                   ============

(a) Represents the period from the initial public offering of shares (June 29, 1998) through May 31, 1999.

See accompanying notes to financial statements.

UC INVESTMENT FUND
FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED MAY 31, 1999 (a)
================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

Net asset value at beginning of period ......................      $    10.00
                                                                   ----------
Income from investment operations:
    Net investment income ...................................            0.05
    Net realized and unrealized gains on investments ........            0.54
                                                                   ----------
Total from investment operations ............................            0.59
                                                                   ----------
Less distributions:
    Dividends from net investment income ....................           (0.03)
    Distributions from net realized gains ...................           (0.03)
                                                                   ----------
Total distributions .........................................           (0.06)
                                                                   ----------

Net asset value at end of period ............................      $    10.53
                                                                   ==========

Total return ................................................           5.89%(b)
                                                                   ==========
RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) .........................      $   33,268
                                                                   ==========

Ratio of net expenses to average net assets .................           1.81%(c)

Ratio of net investment income to average net assets ........           0.64%(c)

Portfolio turnover rate .....................................             67%(c)

(a) Represents the period from the initial public offering of shares (June 29, 1998) through May 31, 1999.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

UC INVESTMENT FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 1999
================================================================================
                                                                       MARKET
COMMON STOCKS - 96.2%                                   SHARES         VALUE
--------------------------------------------------------------------------------

CONSUMER PRODUCTS - 12.1%
DaimlerChrysler AG .............................         5,000     $    437,187
Clayton Homes, Inc. ............................        75,000          857,812
Delphi Automotive Systems Corp. ................         2,796           54,866
Ford Motor Co. .................................        15,000          855,938
General Electric Co. ...........................        12,000        1,220,250
General Motors Corp. ...........................         4,000          276,000
PepsiCo, Inc. ..................................         9,000          322,313
                                                                   ------------
                                                                      4,024,366
                                                                   ------------
DEPOSITARY RECEIPTS - 3.1%
Energy Select Sector SPDR ......................        18,000          497,250
Standard and Poor's 500 Depositary Receipts ....         4,000          521,250
                                                                   ------------
                                                                      1,018,500
                                                                   ------------
ELECTRIC UTILITIES - 4.6%
Entergy Corp. ..................................        15,000          486,562
FirstEnergy Corp. ..............................        15,000          477,188
FPL Group, Inc. ................................        10,000          581,875
                                                                   ------------
                                                                      1,545,625
                                                                   ------------
FINANCIAL & INSURANCE - 29.3%
Bank of America Corp. ..........................        10,000          646,875
Bank One Corp. .................................        10,000          565,625
Citigroup Inc. .................................        19,000        1,258,750
Equitable Companies Inc. .......................        20,000        1,403,750
First American Corp. ...........................        15,000          612,187
First Tennessee National Corp. .................        15,000          617,812
First Union Corp. ..............................        20,000          921,250
Fleet Financial Group, Inc. ....................        14,000          575,750
Mercantile Bankshares Corp. ....................        10,000          359,375
Morgan Keegan, Inc. ............................        23,000          424,063
North Fork Bancorporation, Inc. ................        20,000          426,250
One Valley Bancorp, Inc. .......................        13,000          499,688
PNC Bank Corp. .................................        10,000          572,500
SunTrust Banks, Inc. ...........................         3,840          259,200
Wells Fargo Co. ................................        15,000          600,000
                                                                   ------------
                                                                      9,743,075
                                                                   ------------
HEALTH CARE - 14.9%
Bristol-Myers Squibb Co. .......................        16,000        1,098,000
Johnson & Johnson ..............................         2,000          185,250
King Pharmaceuticals, Inc.* ....................        70,000        1,662,500
Merck & Co., Inc. ..............................        17,000        1,147,500
Pfizer Inc. ....................................         8,000          856,000
                                                                   ------------
                                                                      4,949,250
                                                                   ------------

UC INVESTMENT FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 1999
================================================================================
OIL/ENERGY - 3.7%
Coastal Corp. ..................................        15,000     $    578,437
Questar Corp. ..................................        35,000          667,188
                                                                   ------------
                                                                      1,245,625
                                                                   ------------
RETAIL STORES - 2.1%
Albertson's, Inc. ..............................         8,000          428,000
Sonic Corp.* ...................................        10,000          275,313
                                                                   ------------
                                                                        703,313
                                                                   ------------
TECHNOLOGY - 19.0%
Cisco Systems, Inc.* ...........................        13,000        1,415,375
Compaq Computer Corp. ..........................        35,000          829,062
Intel Corp. ....................................        10,000          540,625
International Business Machines Corp. ..........         6,000          697,875
Lucent Technologies Inc. .......................        26,000        1,478,750
Microsoft Corp.* ...............................         6,000          484,125
Oracle Corp.* ..................................        35,000          868,438
                                                                   ------------
                                                                      6,314,250
                                                                   ------------
TELECOMMUNICATIONS - 6.6%
AT&T Corp. .....................................        12,000          666,000
MCI WorldCom, Inc.* ............................        18,000        1,554,750
                                                                   ------------
                                                                      2,220,750
                                                                   ------------
TRANSPORTATION - 0.8%
Arkansas Best Corp.* ...........................        29,000          257,375
                                                                   ------------

TOTAL COMMON STOCKS (COST $30,062,921)                              $ 32,022,129

CASH EQUIVALENTS - 1.0%
Fountain Square U.S. Treasury Obligation Fund
   (Cost $328,602) .............................                         328,602
                                                                    ------------
TOTAL COMMON STOCKS AND
     CASH EQUIVALENTS (COST $30,391,523) - 97.2%                    $ 32,350,731

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.8% ...                         917,238
                                                                    ------------

NET ASSETS - 100.0% ............................                    $ 33,267,969
                                                                    ============

* Non-income producing security.

ADR - American Depository Receipt.

SPDR - Standard and Poor's 500 Depositary Receipt.

See accompanying notes to financial statements.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The UC Investment Fund (the Fund) is a no-load, diversified series of the UC Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on February 27, 1998. The Fund was capitalized on May 21, 1998 when United Investment Corporation (the Adviser) purchased the initial 10,000 shares of the Fund at $10.00 per share. The initial public offering of shares of the Fund commenced on June 29, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing primarily in common stocks.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations. In the event any of the initial shares of the Fund are redeemed during the five year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
================================================================================
Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of May 31, 1999, net unrealized appreciation on investments was $1,954,208 based on a federal income tax cost basis of $30,307,148, of which $3,032,973 related to appreciated securities and $1,078,765 related to depreciated securities.

2.   INVESTMENT TRANSACTIONS

During the period ended May 31, 1999,  cost of purchases and proceeds from sales
of  portfolio  securities,  other  than  short-term  investments,   amounted  to
$42,386,725 and $12,414,924, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The Chairman of the Trust is also Chairman and Chief Executive Officer of the Adviser. The President of the Trust is also President and a Director of the Adviser. The Vice President of the Trust is also an employee of the Adviser. Certain other officers of the Trust are also officers of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust, or of CW Fund Distributors, Inc. (the Distributor), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund's average daily net assets.

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

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
================================================================================
ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee at an annual rate of 0.15% on the Fund's average daily net assets up to $25 million; 0.125% on such net assets between $25 million and $50 million; and 0.10% on such net assets in excess of $50 million, subject to a $1,000 minimum monthly fee.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a fee, based on current asset levels, of $2,000 per month from the Fund. In addition, the Fund reimburses CFS for
out-of-pocket   expenses   related  to  the  pricing  of  the  Fund's  portfolio
securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee from the Fund at an annual rate of $20 per shareholder account, subject to a $1,500 minimum monthly fee. In addition, the Fund reimburses CFS for out-of-pocket expenses including, but not limited to, postage and supplies.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Adviser or the Distributor for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred distribution expenses of $24,370 under the Plan during the period ended May 31, 1999.

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

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Trustees
     UC Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UC Investment Fund at May 31, 1999, and the results of its operations, changes in its net assets, and financial highlights for the eleven month period ended May 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the UC Investment Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which includes confirmation of securities at May 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Columbus, Ohio
July 21, 1999

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